                                                                   EXHIBIT 10.23
                                      CONFIDENTIAL TREATMENT HAS BEEN SOUGHT FOR
                                 PORTIONS OF THIS EXHIBIT PURSUANT TO RULE 24B-2
                           UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS AGREEMENT is made the 21 October, 1998


BY AND BETWEEN


ELAN CORPORATION, PLC

An Irish company, of Lincoln House, Lincoln Place, Dublin 2, Ireland


ENDOREX CORPORATION

A Delaware corporation of Lake Bluff, Illinois, USA


ENDOREX NEWCO, LTD.

A Bermudan corporation, of Clarendon House, 2 Church St, Hamilton, Bermuda


AND


ELAN MEDICAL TECHNOLOGIES LIMITED

An Irish company, of Monksland, Athlone, Co. Westmeath, Ireland


                               LICENSE AGREEMENT

                               TABLE OF CONTENTS


   CLAUSE NO.      CLAUSE
---------------------------------------------------------------------
   1                Definitions
---------------------------------------------------------------------
   2                Grant of Rights
---------------------------------------------------------------------
   3                Third Party Technology/Substitute Compound
---------------------------------------------------------------------
   4                Improvements
---------------------------------------------------------------------
   5                Intellectual Property Rights
---------------------------------------------------------------------
   6                Exploitation of Licensed Technology
---------------------------------------------------------------------
   7                Financial Provisions
---------------------------------------------------------------------
   8                Right of Audit and Inspection
---------------------------------------------------------------------
   9                Patents
---------------------------------------------------------------------
   10               Confidential Information
---------------------------------------------------------------------
   11               Trademarks
---------------------------------------------------------------------
   12               Term and Termination
---------------------------------------------------------------------
   13               Warranties/Indemnities
---------------------------------------------------------------------
   14               Insurance
---------------------------------------------------------------------
   15               Impossibility of Performance - Force Majeure
---------------------------------------------------------------------
   16               Settlement of Disputes; Proper Law
---------------------------------------------------------------------
   17               Assignment
---------------------------------------------------------------------
   18               Notices
---------------------------------------------------------------------
   19               Miscellaneous Clauses
---------------------------------------------------------------------

WHEREAS
-------

A. Elan is knowledgeable in the discovery, research, development, manufacture and marketing of pharmaceutical formulations and devices capable of delivering drugs, including the Medipad System. Elan owns or has licensed the Elan Technology either itself or through EMT (defined below). Elan also owns and uses certain trademarks in connection with the manufacture, marketing and sale of the Medipad System, including the Elan Trademarks. Elan Medical Technologies Ltd. is a wholly owned Subsidiary of Elan.

B. Endorex has proprietary know-how and expertise relating to, inter alia, the research, development and commercialization of pharmaceutical formulations capable of delivering drugs.

C. Elan and Endorex have agreed to co-operate in the establishment and management of the Company, the business of which will be to research and develop certain Elan Royalty Products incorporating the technologies developed and/or to be developed by Elan and to commercialize such Elan Royalty Products throughout the world.

D. Simultaneously herewith, Elan and Endorex are entering into the Development Agreement for the purpose of recording the terms and conditions of the joint venture and to regulate their relationship with each other and certain aspects of the affairs of and their dealings with the Company.

E. The Company desires to enter into this Agreement with Elan so as to (a) permit the Company to utilize the Elan Patents, the Elan Know-How and the Elan Trademark in the research, development, manufacture, distribution and sale of the Elan Royalty Products in the Field and (b) to permit Elan to utilise the Company Technology in connection with (i) Elan's research and development work on behalf of the Company and (ii) Elan's manufacturing and supplying the Company or its designee(s) with the Elan Royalty Products.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.   DEFINITIONS

     1.1. In this present Agreement, including the Recitals, Schedules and Appendices, the following definitions shall prevail unless the context otherwise requires:

     "AFFILIATE"         means any corporation or entity other than the Company
                         controlling, controlled or under the common control of Elan or the Company as the case may be. For the purpose of this definition "control" shall mean direct or indirect ownership of fifty percent (50%) or more of the stock or shares entitled to vote for the election of directors.

     "AGREEMENT"         means this agreement (which expression shall be deemed
                         to include the Recitals, the Schedules and Appendices hereto).

     "COMPETITION"       means on [****] The determination that Competition
                         exists in any country in any calendar quarter shall be deemed conclusive if a mutually agreed reputable organization such as IMS has made such determination based on its conduct of a market share study in such country during such calendar quarter, provided the existence of such level of sales of competing products may also be established by other reasonable evidence.
                         Once a determination is made that Competition exists for the Elan Royalty Product in any country, such determination shall be made again by the Parties each calendar quarter for so long as the Elan Royalty
                         Product is marketed in that country.

     "COMPANY"           means Endorex Newco, Ltd.

     "COMPANY            means (i) the [****] compounds made, invented,
     COMPOUND(S)"        acquired, developed or licensed by the Company and,
                         (ii) if applicable, any Substitute Compound.

     "COMPANY            means all Know-How, knowledge, information, trade
     KNOW-HOW"           secrets, data (including all clinical data) and
                         expertise which is not generally known to the public, developed, acquired or licensed by the Company or to be developed, acquired or licensed by the Company before or during the Term relating to the Company Compounds
                         (but excluding any such knowledge, information, trade secrets, data and expertise insofar as the same relates to the Medipad System), whether or not covered by any patent, copyright, design, trademark or other industrial or intellectual property rights.

     "COMPANY PATENTS"   means all granted patents and patent applications owned
                         by, or licensed by the Company relating to the Company
                         Compounds (but excluding any granted patents and patent applications relating to the Medipad System). Company
                         Patents shall also include all continuations, continuations-in-part, divisionals, re-issues and re-examinations of such patents and patent applications and any patents issuing thereon and extensions of any patents licensed hereunder and all foreign counterparts thereto. Company Patent Rights shall further include any patents or patent applications covering any improvements to the Company Compounds or manufacture or use thereof by the Company during the term of this Agreement.

_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     "COMPANY            means the Company Patents, the Company Know-How and/or
     TECHNOLOGY"         the Intellectual Property Rights in the Third Party
                         Technology, the Substitute Compound and the Substitute
                         Product which are made, invented, acquired, developed or licensed by the Company, but for the avoidance of doubt excluding any technology relating to the Medipad
                         System.

     "COMPANY            means the Subscription and Stockholders' Agreement of
     SUBSCRIPTION        Endorex Newco, Ltd., made by and between EIS, Endorex
     AGREEMENT"          and the Company as of the date hereof.

     "DEVELOPMENT        means the Joint Development and Operating Agreement
     AGREEMENT"          of even date entered into between, Elan, EIS, Endorex
                         and the Company.

     "EFFECTIVE DATE"    means the date hereof.

     "EIS"               means Elan International Services, Ltd.

     "ELAN" means Elan Corporation, plc (Elan is acting through its division Elan Pharmaceutical Technologies).

     "ELAN KNOW-HOW"     means all Know-How, knowledge, information, designs and
                         expertise owned, developed or otherwise possessed by Elan or to be owned, developed, or otherwise possessed by Elan and/or EMT during the Term relating specifically to the Medipad System, whether in conjunction with a pharmaceutical compound(s) or otherwise (but excluding any such knowledge, information and expertise insofar as the same relates specifically to the Company Compounds), whether or not covered by any patent, copyright, design right, trademark, trade secrets or other industrial or Intellectual Property Rights. Elan Know-How shall exclude the Acquired Technology defined in Clause 4.3.

     "ELAN PATENTS"      means all granted patents and pending patent
                         applications owned by, or licensed or developed by Elan and/or EMT relating to the Medipad System, the current status of which is set forth in Schedule 1 and any other Intellectual Property Rights owned by, licensed or developed by Elan and/or EMT relating to the Medipad
                         System. Elan Patent shall also include all continuations, continuations-in-part, divisionals, re-issues and re-examinations of such patents and patent applications and any patents issuing thereon and extensions of any patents licensed hereunder and all foreign counterparts thereto. Elan Patents shall further include any design rights, patents or patent applications and any other Intellectual Property Rights owned by, licensed or developed by Elan and/or EMT relating to the Medipad System covering any improvements to the Medipad System or methods of making or using the Medipad System, made, invented or developed by Elan and/or EMT during the term of this Agreement. Elan Patents shall exclude the Acquired
                         Technology defined in Clause 4.3.

     "ELAN ROYALTY       means a Medipad(TM) System based on, using and/or
     PRODUCT"            incorporating the Elan Technology and containing a
                         Company Compound, and, if applicable, any Substitute
                         Product.

     "ELAN TECHNOLOGY"   means the Elan Patents and/or the Elan Know-How.

                         For the avoidance of doubt, (i)Elan Technology shall include any patents and/or any know-how owned, licensed or controlled by EMT, NanoSystems and Sano Corporation relating specifically to the Medipad System but shall exclude any patents and/or any know-how [****] or [****] including, but not limited to, [****] and (ii) Elan Technology shall exclude the Acquired Technology defined in Clause 4.3.

     "ELAN TRADEMARKS"   means the trademark "Medipad(TM)" and the trademark
                         "Elan(R)", the current status of which are set forth in
                         Schedule 2.

     "EMT"               means Elan Medical Technologies Ltd.

     "ENDOREX"           means Endorex Corporation.

     "EXPERT" shall have the meaning assigned to such term in Clause 15 of the Development Agreement.

     "EXCHANGE RIGHT"    has the meaning as defined in the Development
                         Agreement.

     "FIELD" means the research, development, and commercialization of

                              (i)   [****] or

                              (ii)  the Substitute Compounds.

     "INDEPENDENT        means any person other than the Company, Elan, Endorex
     THIRD PARTY"        or any of their respective Affiliates.

_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     "INITIAL FUNDING"   has the meaning as such term is defined in the Company
                         Subscription Agreement.

     "IN-MARKET"         means [****] (or where applicable by [****] to an
                         [****] such as a [****] and shall exclude [****].

     "INTELLECTUAL       shall mean Patents, copyrights, design rights,
     PROPERTY RIGHTS"    trademarks, trade secrets, database rights, know-how
                         and any other applicable intellectual property rights.

     "KNOW-HOW"          means all trade secrets, confidential scientific,
                         technical and medical information and expertise, technical data and marketing information, studies and data including, but not limited to, unpatented inventions, discoveries, designs, theories, plans, ideas (whether or not reduced to practice).

     "MANAGEMENT         means the management committee appointed by the
     COMMITTEE"          directors of the Company pursuant to the Development
                         Agreement.

     "MEDIPAD SYSTEM"    means Elan's ambulatory, subcutaneous, micro-infusion
                         pump device and related technology.

     "NANO" OR           means NanoSystems L.L.C.
     "NANOSYSTEMS"

     "NET SALES"         means [****].

     "PANEL" shall have the meaning assigned to such term in Clause 15 of the Development Agreement.

     "PARTIES"           means Elan, Endorex and the Company.

     "PATENTS"           means all and any patents, and any applications
                         therefor in the Territory (including any and all divisions, continuations, continuations-in-part, extensions, additions or reissues thereto or thereof).

     "PERSON" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     "PLAN" shall have the meaning as such term is defined in the Development Agreement.

     "PROJECT"           means all activity as undertaken by Elan, Endorex,
                         and/or the Company in order to develop the Elan Royalty
                         Products in accordance with the Plan.

     "RELEVANT EVENT"    has the meaning set forth in Clause 12.

     "REGULATORY         means any regulatory application or any other
     APPLICATION"        application for marketing approval for an Elan Royalty
                         Product, but not the Medipad System alone, which the Company will file in any country of the Territory, including any supplements or amendments thereto.

     "REGULATORY         means the final approval to market an Elan Royalty
     APPROVAL"           Product, but not the Medipad System alone, in any
                         country of the Territory, including pricing and reimbursement approval and any other approval which is required to launch the Elan Royalty Product in the normal course of business.

     "RESEARCH AND       means the program of research and development work
     DEVELOPMENT         being conducted or to be conducted for and on behalf
     PROGRAM             of the Company which have been devised by the R&D
                         Committee and approved by the Management Committee;

     "R&D COMMITTEE"     shall have the meaning as such term is defined in the
                         Development Agreement.

     "RHA" means any relevant government health authority (or successor agency thereof) in any country of the Territory whose approval is necessary to market an Elan Royalty Product in the relevant country of the Territory.

     "SANO" OR "SANO     means Elan Transdermal Technologies, Inc, formerly Sano
     CORPORATION"        Corporation.

     "SUBSIDIARY"        of any Person means any other Person, (i) of which (or
                         in which) greater than 50% of (A) the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such second
                         Person, if a corporation, (B) the interest in the capital or profits of such second Person, if a partnership or other entity, or (C) the beneficial interest of such trust or estate, if a trust or estate, is at the time directly or indirectly owned by such first Person, by such first Person and one or more other Subsidiaries of such first Person, or by one or more other Subsidiaries of such first Person; (ii) which is otherwise effectively controlled by such first
                         Person or any
                         other Subsidiary of such first Person, pursuant to contract, arrangement, understanding or otherwise; or
                         (iii) or any other corporation, association or other business entity that is required by GAAP to be combined or consolidated with such Person.

     "SUBSISTING"        means valid, enforceable and unexpired.

     "SUBSTITUTE         means the substitute compound described in Clause 3.
     COMPOUND"

     "SUBSTITUTE         means a Medipad System based on, using and/or
     PRODUCT"            incorporating the Elan Technology and/or the Company
                         Technology and containing a Substitute Compound, including but not limited to patents and know-how that may be acquired by or on behalf of the Company.

     "TECHNOLOGIES"      means collectively, the Company Technology and the Elan
                         Technology.

     "TERM" shall mean the term of this Agreement, as set out in Clause 12.

     "TERRITORY"         means [****].

     "THIRD PARTY        means the technology of Independent Third Parties
     TECHNOLOGY"         described in Clause 3.

     "TECHNOLOGICAL      means a Type I Technological Competitor or a Type II
     COMPETITOR"         Technological Competitor.

     "TYPE I             means [****].
     TECHNOLOGICAL
      COMPETITOR"

     "TYPE II            shall mean [****].
     TECHNOLOGICAL
     COMPETITOR"

     "UNITED STATES      means the lawful currency for the time being of the
     DOLLAR", "US$"      United States of America.
      AND "$"

_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     1.2.  Words importing the singular shall include the plural and vice versa.

     1.3. Unless the context otherwise requires, reference to a recital, article, paragraph, provision, clause or schedule is to a recital, article, paragraph, provision, clause or schedule of or to this Agreement.

     1.4. Reference to a statute or statutory provision includes a reference to it as from time to time amended, extended or re-enacted.

     1.5. The headings in this Agreement are inserted for convenience only and do not affect its construction.

     1.6. Unless the context or subject otherwise requires, references to words in one gender include references to the other genders.

     1.7. References to "include" or "including" shall be construed as examples only, and in no way be read as limiting.

2.   GRANT OF RIGHTS

     2.1. Subject to the terms of this Agreement, under all of the existing and future Elan Patents and Elan Technology, Elan and EMT hereby grant to the Company for the Term an exclusive licence to the Elan Technology for all research, development, and commercial purposes solely in the Field, but not beyond the Field.

           All proprietary rights and rights of ownership with respect to the Elan Technology shall at all times remain solely with Elan or EMT, or where applicable with Elan's licensor.

     2.2. Subject to any restriction in any licenses or other agreements pursuant to which Elan licenses any of the Elan Trademarks, Elan hereby grants the Company for the Term a non-exclusive, royalty-free, fully paid-up license (or, if applicable, sublicense) to use the Elan Trademarks on the terms set forth in Clause 11 upon or in relation to the promotion, marketing, advertising, sale or offering for sale of the Elan Royalty Products.

           The Company shall be obliged to use the Elan Trademarks to acknowledge the incorporation of the Medipad System in the Elan Royalty Products in a manner to be mutually agreed by the parties.

     2.3. Subject to the terms of this Agreement, the Company hereby grants to Elan for the Term a non-exclusive, royalty-free fully paid-up license to use the Company Technology and the Third Party Technology insofar as is necessary, in each case, solely to permit Elan to perform its obligations pursuant to the Development Agreement for the benefit of the Company, including, without limitation, (a) conducting research and development pursuant to the Project, and (b) developing, manufacturing and supplying the Elan Royalty Products and any other chemical or formulation components. All rights of ownership with respect to the Company Technology shall at all times remain solely with the Company.

     2.4. The Company shall not be permitted to sublicense any of the rights granted to the Company by Elan pursuant to this Agreement without the prior written consent of Elan, which consent will not be unreasonably withheld or delayed; provided that such reasonableness standard in the case of Elan shall not be applicable in the case of a proposed sublicense to any Technological Competitor and the terms of any sub-licence to which Elan consents hereunder will require the prior approval in writing of Elan. Insofar as the obligations owed by the Company to Elan are concerned, the Company shall remain responsible for all acts and omissions of any sub-licensee, as if they were by the Company. In the event of a termination of this Agreement due to a breach by the Company, Elan shall have the right but not the obligation to assume any such sub-license.

     2.5. Subject to the other provisions of this Agreement, [****] (a) for or on behalf of the Company, or (b) with the Company's prior written consent.

           For the avoidance of doubt the parties confirm that [****].

     2.6. Notwithstanding anything to the contrary in this Agreement, Elan shall have the right, outside of the Field, and subject to Clause 2.5, to fully exploit and grant licenses and sublicenses with respect to the Elan Technology and improvements to the Elan Technology that may be developed by Elan, Endorex or the Company or jointly by any combination of Elan, Endorex or the Company pursuant to the Project.

     2.7. Elan shall also provide all reasonable assistance to the Company in delivering and enabling the Company to utilize the Company's license to the Elan Technology.

     2.8. EMT acknowledges and agrees to be bound by the terms of this Agreement, including but not limited to the licenses granted hereunder and the provisions of Clause 2.5.

3.   THIRD PARTY TECHNOLOGY/SUBSTITUTE COMPOUND

     3.1. The Company will use its reasonable endeavours to acquire within 90 days of the Effective Date (by outright acquisition or license) rights related to a third party's [****] technology and any intellectual property related thereto (collectively, the "THIRD PARTY TECHNOLOGY"), upon terms and conditions approved by Elan, utilizing a mutually agreed portion of the proceeds of the Initial Funding.

     3.2. In the event that notwithstanding its reasonable endeavours, the [****] the Company shall have [****] ("THE SUBSTITUTE COMPOUND").

_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

           In the event that the Company exercises the foregoing option, the Parties shall negotiate in good faith such amendments as are required to this Agreement, such as amending the provisions regulating non-competition.

4.   IMPROVEMENTS/ACQUIRED TECHNOLOGY

     4.1. Except to the extent prohibited by any undertaking given to any Independent Third Party (provided that after the Effective Date each Party shall use all commercially reasonably efforts to exclude or minimise the extent of any such limitations or restrictions), the licenses to the Elan Technology granted by Elan and EMT pursuant to Clause 2 shall include any and all future improvements or modifications made, invented or developed by Elan or EMT relating to the Elan Technology and all Patents and other Intellectual Property Rights relating thereto provided that this Clause 4.1 shall not include any Acquired Technology as defined in Clause 4.3.

     4.2. If Elan and/or EMT develops any improvements during the Term, Elan and/or EMT shall communicate to the Company such improvements and shall promptly inform the Company of such improvements so as to effectively enable the Company to fully utilise the improvements for the life of this Agreement. Such improvements shall automatically become part of the Elan Know-How or Elan Patents (as the case may be) and shall be subject to the provisions of this Agreement including the license provisions set forth in Clause 2.1 hereof. The Company shall not have any right to use such improvements outside the Field.

     4.3. Subject to pre-existing contractual constraints, in the event that [****] proposes to [****] after the Effective Date [****] after the Effective Date pursuant to an agreement existing prior to the Effective Date [****] shall, for so long as it remains a stockholder of the Company, or may at its election, if it is no longer a stockholder of the Company, [****] such details as are required to [****] Subject to pre-existing contractual constraints, [****] shall have an [****] (the "FIRST RIGHT OF NEGOTIATION"). [****] shall on disclosing the details referred to above promptly and [****] in good faith with [****] as regards the application of the [****] for a period of [****] unless [****] gives [****] in question. The terms for the [****] shall be upon [****] to be mutually agreed in good faith, including terms covering the [****] in respect of such [****].

     4.4. In the event that the Company elects not to [****] (or subsequently discontinues the [****] shall thereafter be entitled to seek to enter into an agreement with the [****] the said [****] within the [****].

_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.   INTELLECTUAL PROPERTY RIGHTS

     5.1. All Intellectual Property Rights relating to the Elan Technology shall be the property of, and held by Elan.

           Title to all [****], whether [****] pursuant to the Project or otherwise, or [****] a [****] pursuant to the Project shall be owned by [****].

     5.2. All Intellectual Property Rights relating to the Company Technology shall be the property of, and held by, the Company.

           Title to all [****] whether [****] pursuant to the Project or otherwise, or [****] or a [****] pursuant to the Project but specifically [****] shall be owned [****].

6.   EXPLOITATION OF LICENSED TECHNOLOGY

     6.1. Except as provided for in this Agreement, the Company's obligations to exploit the Elan Technology shall be regulated by Clause 9 of the Development Agreement. The Parties recognize that the Company's obligations to commercialize the Elan Technology are subject to Elan first obtaining regulatory approval in the United States for the Medipad System.

     6.2. The Company will diligently pursue the [****] as provided in the Plan.

           The Company shall exert its reasonable efforts to commercialise the Elan Royalty Product in each country of the Territory consistent with the market potential for the Elan Royalty Product in each country of the Territory determined in a commercially reasonable manner and with a view to achieving maximum benefit to the Parties.

     6.3. The Company will be solely responsible for ensuring that the manufacture, promotion, distribution, marketing and sale of the Elan Royalty Products within each country of the Territory is in strict accordance with all the legal and regulatory requirements of each country of the Territory.



_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     6.4. All advertising, promotional materials and marketing costs needed to exploit the Elan Royalty Products are to be paid for by the Company. Any packaging for the Elan Royalty Products shall contain information to the effect that the Elan Royalty Product has been developed by Elan in conjunction the Company and is to be agreed upon by Elan in advance. Such acknowledgement shall take into consideration regulatory requirements and the Company's reasonable commercial requirements. The Company shall submit copies of all forms of trade package cartons and labels and other printed materials to Elan for approval before commercial sale of the Elan Royalty Product commences. If a change in such materials from that initially approved which would require regulatory approval or filing or any other material change is proposed, all such package cartons and labels and printed materials shall be resubmitted for approval before commercial use thereof. It shall be presumed that Elan approved of such use unless Elan provides written notice of disapproval of such use to the Company within ten (10) business days of delivery of such materials to Elan, such approval not to be unreasonably withheld. The further consent of Elan shall not be required where the format and content of such materials is substantively similar as the materials previously furnished to and approved by Elan.

7.   FINANCIAL PROVISIONS

     7.1. In consideration of the rights and licences in respect of the Elan Patents granted to the Company pursuant to this Agreement, the Company shall pay the following amounts to Elan in the manner and on the dates set forth below:

          7.1.1. $10,000,000 upon execution of the Agreement by the Parties, the receipt and adequacy of which is hereby acknowledged;

          7.1.2.  [****]

          7.1.3.  [****]

          provided that in the case of the payments described in Clauses 7.1.2
          -------------
          and 7.1.3:

          (1) in the event that the Company has not entered into a licence agreement with a third party in respect of an Elan Royalty Product on the date the payment becomes payable hereunder, Elan shall permit the Company to defer actual payment until a licence agreement has been executed by the Company and a third party in respect of an Elan Royalty Product and the payment shall be paid by the Company to Elan within 30 days of receipt by the Company of income from the third party under such licence agreement;

_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

           (2) in the event that the Company has entered into a licence agreement with a third party in respect of an Elan Royalty Product on the date the payment becomes payable hereunder, but the income received by the Company from the third party under the licence agreement on that date is not sufficient to discharge in full the payment due to Elan, the Company shall apply the full amount of all income received from the third party under the licence agreement in partial discharge of the payment due to Elan and the Company shall pay to Elan the balance of the payment from any further sums received by the Company from one or more third parties, whatever the nature of the sum received.

     7.2. In consideration of the rights and licences in respect of the Elan Patents granted to the Company pursuant to this Agreement, the royalty payable by the Company to Elan shall be as follows:

           7.2.1.  [****]

           7.2.2.  [****]

           provided that
           -------------

           (1) the Company shall be obliged to pay royalties to Elan in respect of Net Sales in each country of the Territory at the applicable royalty rate set out above notwithstanding that there is no Subsisting patent claim covering the Elan Royalty Product in any such country where there is no Competition in the country concerned;

           (2) in the event that there is no Subsisting patent claim covering the Elan Royalty Product in any country of the Territory and there is Competition in the country concerned, the royalty payable by the Company to Elan in the circumstances set out in Clause 7.2.1 shall be reduced to [****] of Net Sales, or the royalty payable by the Company to Elan in the circumstances set out Clause 7.2.2, as applicable, shall be reduced to [****] of Net Sales.

     7.3. Elan shall supply, or procure the supply of, Elan Royalty Products to the Company at [****] In advance of the first launch of an Elan Royalty Product, the Parties shall negotiate in good faith a supply agreement on pharmaceutical industry standard terms, including provisions as to product quality and supply.



_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     7.4. In the event that Elan shall cease to be a shareholder of the Company, the Parties shall negotiate in good faith such amendments to the Agreement as are equitable and applicable having regard to the fact that Elan no longer has any representation on the Board of Directors of the Company or the Management Committee and will no longer be providing support or funding to the Company provided that such negotiations shall not apply to the existence of the Agreement.

     7.5. Payment of royalties shall be made quarterly within forty-five (45) days after the expiry of the calendar quarter. The method of payment shall be by way of wire transfer to an account specified by Elan. Each payment made to Elan shall be accompanied by a written report, prepared and signed by a senior financial officer of the Company. In addition the report shall clearly show the Net Sales for the months of the calendar quarter for which payment is being made on a country by country basis. In the event that no royalty is due to Elan for any calendar quarter, the senior financial officer shall so report. In addition to the written reports accompanying each payment, the Company shall notify Elan, within thirty (30) days of the end of each calendar quarter, of the Net Sales of the Elan Royalty Product(s) for that preceding quarter on a country by country basis.

     7.6. The Company shall maintain and keep clear, detailed, complete, accurate and separate records so:

           7.6.1. as to enable any royalties on Net Sales of a Elan Royalty Product which shall have accrued hereunder to be determined; and

           7.6.2. that any deductions made in arriving at the Net Sales of a Elan Royalty Product can be determined.

     7.7. All payments due hereunder shall be made in United States Dollars. Payments due on Net Sales of the Elan Royalty Product made in a currency other than United States Dollars shall first be calculated in the foreign currency and then converted to United States Dollars on the basis of the exchange rate in effect for the purchase of United States Dollars with such foreign currency quoted in the Wall Street Journal (or comparable publication if not quoted in the Wall Street Journal) with respect to the currency of the country of origin of such payment for the day prior to the date on which the payment by the Company is being made.

     7.8. Subject to the provisions of Clauses 7.10 of this Agreement, the Company shall pay all royalties at the rates specified in this Clause 7.

     7.9. Elan and the Company agree to co-operate in all respects reasonably necessary to take advantage of any double taxation agreements or similar agreements as may, from time to time, be available.

     7.10. Any taxes payable by Elan on any payment made to Elan pursuant to this Agreement shall be for the account of Elan. If so required by applicable law any payment made pursuant to this Agreement shall be made by the Company after deduction of the appropriate withholding tax in which event the Company shall co-operate to the extent reasonably necessary to obtain the appropriate tax credits as soon as is practicable. In the event of a credit, the Company shall forthwith forward copies of the credit documentation to Elan.

8.   RIGHT OF AUDIT AND INSPECTION

     8.1. [****] the Company shall permit Elan or its duly authorised representatives upon reasonable notice and at any reasonable time during normal business hours to have access to inspect and audit the accounts and records of the Company and any other book, record, voucher, receipt or invoice relating to the calculation of the royalty payments on Net Sales submitted to Elan and to the accuracy of the reports which accompanied them. Any such inspection of the Company's records shall be at the expense of Elan, except that if any such inspection reveals a deficiency in the amount of the running royalty actually paid to Elan hereunder in any calendar quarter of [****] or more of the amount of any running royalty actually due to Elan hereunder, then the expense of such inspection shall be borne solely by the Company. Any amount of deficiency shall be paid promptly to Elan. If such inspection reveals a surplus in the amount of running royalty actually paid to Elan by the Company, Elan shall promptly inform the Company of the existence of such surplus and shall reimburse the Company the surplus. The Company shall maintain the foregoing records for a period of at least five (5) years following the end of the calendar year to which they pertain.

     8.2. In the event of any unresolved dispute regarding any alleged deficiency or overpayment of royalty payments hereunder, the matter will be referred to an independent firm of chartered accountants for a resolution of such dispute mutually acceptable to both parties. Any decision by the said firm of chartered accountants shall be binding on the Parties.

9.   PATENTS

     9.1. The Company shall permanently mark or otherwise cause any Independent Third Party to permanently mark all Elan Royalty Products with the patent number(s) in respect of the Elan Patents or otherwise provide notice of the existence of the Elan Patents for each country in the Territory where sales of the Elan Royalty Products are being made in a manner compliant with the applicable laws of such country and in such manner as Elan may reasonably request in writing prior to the sale or commercial use thereof.

     9.2. Elan shall be obliged to disclose promptly to the Company inventions and discoveries made by or on behalf of Elan relating to the Medipad System and any patentable inventions and discoveries within the Elan Technology which relate to the Field.

_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     9.3. The following provisions shall apply to patent filing, prosecution and maintenance:

           9.3.1.  Elan, [****] shall have the right but shall not be obligated
                   (a) to secure the grant of any patent from applications within the Elan Technology except those that relate exclusively outside the Field; (b) to file and prosecute patent applications on patentable inventions and discoveries within the Elan Technology except those that relate exclusively outside the Field and patentable improvements developed by or on behalf of Elan; (c) to defend all such applications against Independent Third Party oppositions and interferences; and/or (d) to maintain in force any issued letters patent within the Elan Technology except those that relate exclusively outside the Field (including any letters patent that may issue covering any improvements). Elan shall have the sole right in its reasonable business discretion to control such filing, prosecution, defence and maintenance; provided however, that the Company shall be provided with copies of all documents relating to such filing, prosecution, defence, and maintenance in sufficient time to review such documents and comment thereon prior to filing of such documents.

          9.3.2. The Company shall have the right, but not the obligation, in the circumstances set out in Clauses 9.3.2(1), (2) and (3) below, [****] to file and prosecute patent application(s) described in Clause 9.3.1 in Elan's name and on Elan's behalf, and Elan upon written request from the Company shall execute all documents, forms and declarations and to do all things as shall be reasonably necessary to enable the Company to exercise such option and right:

                   (1) Elan elects that it does not intend to file patent applications on patentable inventions and discoveries within the Elan Technology except those that relate exclusively outside the Field or patentable improvements developed by or on behalf of Elan in one or more countries in the Territory. Elan shall make such election and so notify the Company in writing at least 2 months prior to the expiration of any applicable time bar or other deadline.

                   (2) Elan fails to file such an application within a reasonable period of time. Elan shall inform the Company of any applicable time bar or other deadline for each patentable invention at least 2 months prior to the expiration of such applicable time bar or other deadline.


_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                   (3) Elan elects or fails to maintain or prosecute further any such pending application or issued patent then Elan shall so notify the Company in writing no less than 2 months prior to the expiration of any applicable due date or time bar, and after receipt of such notice.

          9.3.3. In relation to the Company Technology, the Company, [****] shall have the right but shall not be obligated (a) to secure the grant of any patent from applications within the Company Technology; (b) to file and prosecute patent applications on patentable inventions and discoveries within the Company Technology; (c) to defend all such applications against Independent Third Party oppositions or interferences; and (d) to maintain in force any issued letters patent within the Company Technology (including any patents that issue on patentable inventions and discoveries within the Company Technology).

                   The Company shall have the right to control such filing, prosecution, defence and maintenance; provided however, Elan shall be provided with copies of all documents relating to such filing, prosecution, defence, and maintenance in sufficient time to review such documents and comment thereon prior to filing of such documents.

          9.3.4. In the event that the Company (i) elects that it does not intend to file patent applications on patentable inventions and discoveries within the Company Technology, (ii) fails to file such an application within a reasonable period of time or, (iii) elects or fails to maintain or prosecute further any such pending application or issued patent then the Company shall so notify Elan in writing no less than 2 months prior to the expiration of any applicable due date or time bar, and after receipt of such notice, Elan shall, insofar as it is necessary, have the right, but not the obligation [****] to file and prosecute such patent application(s) in the Company's name and on the Company's behalf and the Company upon written request from Elan shall execute all documents, forms and declarations and to do all things as shall be reasonably necessary to enable Elan to exercise such option and right.

     9.4. Elan and the Company shall promptly inform the other in writing of any alleged infringement of any Elan Patents within the Elan Technology that relate to the Field or the Company Technology or any alleged misappropriation of trade secrets within the Elan Know-How that relate to the Field or the Company Know-How by an Independent Third Party of which it becomes aware and provide the other with any available evidence of such infringement or misappropriation.

_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

           9.4.1. Except as provided in Clause 11.6, during the Term, the Company shall have the right but not the obligation to bring suit or otherwise take action [****] and for its own benefit any such alleged infringements of the Elan Patents or misappropriation of the Elan Know-How, insofar as such infringements or misappropriation relate to the Field or the sale, importation, manufacture or use of an infusion device for a compound within the Field.

                   In the event that the Company takes such action, the Company shall do so [****]. At the Company's request, Elan will co-operate with such action insofar as the action relates to the Field or the sale, importation, manufacture or use of an infusion device for a compound within the Field [****] for the purpose of this Agreement and prior to commencing, or at an early stage in the proceedings, the Company and Elan shall agree upon [****].

                   The Company shall keep Elan fully informed of the infringement or misappropriation action and may not enter into any settlement agreement or make any formal written admissions in the course of such actions relating to the Elan Technology without Elan's prior written consent.

                   Should the Company decide not to pursue such infringers, within a reasonable period but in any event within [****] after receiving written notice of such alleged infringement or misappropriation or (ii) [****] before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, including FDA regulations, to the extent applicable, whichever comes first, or if such alleged infringement or misappropriation does not relate to the Field, Elan may in its discretion initiate such proceedings in its own name, [****] and at Elan's request, the Company will co-operate with such action at Elan's sole cost and expense.

                   In the alternative, the Parties may agree to institute such proceedings in their joint names and shall reach agreement as to the [****] Independent Third Party. If the infringement of the Elan Patents affects the Field as well as other products being developed or commercialised by Elan or its commercial partners outside the Field, the Parties shall agree as to the manner in which the proceedings should be instituted and shall reach agreement as to the [****] Independent Third Party.

          9.4.2. During the Term, the Company shall have the sole right but not the obligation to bring suit or otherwise take action against any alleged infringement of the Company Patents or misappropriation of the Company Know-How.

_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     9.5. In the event that a claim or proceedings is brought against the Company by an Independent Third Party alleging that the sale, distribution or use of the Elan Royalty Product in the Territory solely because of the Company's use of the Elan Technology infringes the patent rights of such an Independent Third Party, the Company shall promptly advise Elan of such threat or suit.

           The Company shall not acknowledge in writing to the Independent Third Party or to any other person the validity of the patent rights of such Independent Third Party and shall not compromise or settle any claim or proceedings or make any formal written admissions in the course of proceedings relating thereto without the prior written consent of Elan. At its option, Elan may elect to take over the conduct of such proceedings from the Company at Elan's expense.

     9.6. (a) Elan and/or EMT shall have no liability to the Company whatsoever or howsoever arising from any losses incurred by the Company as a result of having to cease selling Elan Royalty Product or having to defer the launch of selling Elan Royalty Product as a result of any infringement proceedings ("Loss of ERP Sales"), [****].

           (b) Further, Elan and/or EMT shall have no liability for any enhanced damages awarded as a result of any wilful infringement on the part of the Company.

           (c) The liability of Elan and/or EMT to the Company shall not be limited in respect of any third party claim against the Company (including a claim for loss of profits or other consequential damages by the relevant third party included in such claim), including any suits or other proceedings by the relevant third party against the Company arising from such third party claim (and including reasonable attorney's fees and expenses), to the extent that such third party claim arises or results from, or constitutes a breach by Elan and/or EMT of any of the representations or warranties set forth in Clause
           13.4. and provided that the Company has complied with the provisions of Clause 13.8.

10.  CONFIDENTIAL INFORMATION

     10.1. The Parties acknowledge that it may be necessary, from time to time, to disclose to each other confidential and/or proprietary information, including without limitation, the Technologies, improvements, Know-How and the Patents relating thereto, inventions, works of authorship, trade secrets, specifications, designs, data, know-how and other information relating to the Field, the terms of this Agreement and the Development Agreement, the Elan Royalty Products, processes and services, or the business of the disclosing Party ("CONFIDENTIAL INFORMATION").

_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          Confidential Information shall be deemed not to include:

          (i)   information that is in the public domain;

          (ii)  information which is made public by the disclosing Party;

          (iii) information which is independently developed by a Party without the aid or application of the Confidential Information;

          (iv) information that is published or otherwise becomes part of the public domain without any disclosure by a Party, or on the part of a Party's directors, officers, agents, representatives or employees;

          (v) information that becomes available to a Party on a non-confidential basis, whether directly or indirectly, from a source other than a Party, which source, to the best of the Party's knowledge, did not acquire this information on a confidential basis; or

          (vi) information which the receiving Party is required to disclose pursuant to:

                (A) a valid order of a court or other governmental body or any political subdivision thereof or otherwise required by law; or

                (B) other requirement of law; provided that if the receiving Party becomes legally required to disclose any confidential information, the receiving Party shall give the disclosing Party prompt notice of such fact so that the disclosing Party may obtain a protective order or other appropriate remedy concerning any such disclosure. The receiving Party shall fully co-operate with the disclosing Party in connection with the disclosing Party's efforts to obtain any such order or other remedy. If any such order or other remedy does not fully preclude disclosure, the receiving Party shall make such disclosure only to the extent that such disclosure is legally required.

     10.2. Any Confidential Information revealed by a Party to another Party shall be used by the receiving Party exclusively for the purposes of fulfilling the receiving Party's obligations and rights under this Agreement and the Development Agreement and for no other purpose.

     10.3. Each Party agrees to disclose Confidential Information of another Party only to those employees, representatives and agents requiring knowledge thereof in connection with their duties directly related to the fulfilling of the Party's obligations and rights under this Agreement. Each Party further agrees to inform all such employees, representatives and agents of the terms and provisions of this Agreement and their duties hereunder and to obtain their consent hereto as a condition of receiving Confidential Information. Each Party agrees that it will exercise the same degree of care, but in no event less than a reasonable degree, and protection to preserve the proprietary and confidential nature of the Confidential Information disclosed by a Party, as the receiving Party would exercise to preserve its own proprietary and Confidential Information. Each Party agrees that it will, upon request of a Party, return all documents and any copies thereof containing Confidential Information belonging to or disclosed by, such Party.

     10.4. Notwithstanding the above, each Party may use or disclose Confidential Information disclosed to it by another Party to the extent such use or disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sub-license or otherwise exercising its rights hereunder, provided that if a Party is required to make any such disclosure of the other Party's Confidential Information, other than pursuant to a confidentiality agreement, such Party shall inform the other Party, allow the other Party to participate in the process and generally limit disclosure to the greatest extent possible and seek confidential treatment or a protective order.

     10.5. The provisions relating to confidentiality in this Clause 10 shall remain in effect during the Term, and for a period of [****] following the expiration or earlier termination of this Agreement.

     10.6. The Parties agree that the obligations of this Clause 10 are necessary and reasonable in order to protect the Parties' respective businesses, and each Party expressly agrees that monetary damages may be inadequate to compensate a Party for any breach by the other Party of its covenants and agreements set forth herein. Accordingly, the Parties agree and acknowledge that any such violation or threatened violation may cause irreparable injury to a Party and that, in addition to any other remedies that may be available, in law and equity or otherwise, any Party shall be entitled to seek injunctive relief against the threatened breach of the provisions of this Clause 10, or a continuation of any such breach by the other Party, specific performance and other equitable relief to redress such breach together with its damages and reasonable counsel fees and expenses to enforce its rights hereunder.


_____________

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.  TRADEMARKS

     11.1. The Company undertakes that all Elan Royalty Products and all materials utilised in connection with the provision, marketing, distribution, advertising and/or marketing thereof that bear or incorporate the Elan Trademark shall be of a consistent and high standard of quality, commensurate with the prestige of the Elan Trademark and that its use of the Elan Trademark shall conform to such reasonable standards as Elan shall from time to time specify. The Company shall co-operate fully with the reasonable instructions of Elan with respect to the maintenance of such standards.

     11.2.  The Company shall:

            11.2.1. with reference to Clause 2.2, be obliged to use the Elan Trademarks in each country of the Territory to acknowledge the incorporation of the Medipad System in the Elan Royalty Products in a manner to be mutually agreed by the parties and provide proof of use of the Elan Trademarks if requested by Elan;

            11.2.2. use the Elan Trademarks strictly in compliance with any applicable trademark and other laws and regulations and to use such legends, markings and notices in connection therewith as are required by law or otherwise reasonably required by Elan to protect Elan's rights therein;

            11.2.3. do nothing to mislead the public as to the nature or quality of any Elan Royalty Product on which the Elan Trademarks are affixed nor use it on advertising or display materials which are unethical, immoral or offensive to good taste;

            11.2.4. at Elan's reasonable request, supply samples of the Elan Royalty Products and any materials utilized in connection with the distribution, advertising and/or marketing thereof that bear or incorporate the Elan Trademarks for inspection by Elan;

            11.2.5. not adopt or seek to register any trademark, design or logo confusingly similar to the Elan Trademarks without Elan's prior written consent; and

            11.2.6. promptly notify Elan in writing if any alleged infringement or unauthorized use of the Elan Trademarks comes to the Company's attention.

     11.3. The Company undertakes to use the Elan Trademarks in relation only to the Elan Royalty Products (or materials for advertising and promotion thereof), and in accordance with any reasonable specifications and directions given by Elan from time to time. In particular, but without limitation, the Company agrees to state on the Elan Royalty Products or materials for the advertising or promotion thereof that the Elan Trademarks are used under license from Elan.

     11.4. The Company shall take no action which could prejudice the validity, re-registration or reputation of the Elan Trademarks or which could impair the reputation, business standing or prestige of Elan.

     11.5. Elan shall remain the owner of the Elan Trademarks and the goodwill associated with the same and the Company agrees not to assert any ownership interest in the Elan Trademarks or the goodwill associated therewith.

     11.6. Elan shall have the exclusive right to take such action in respect of the registration, defence, infringement and maintenance of the Elan Trademarks as Elan in its reasonable business judgement deems appropriate. The Company shall provide all such assistance and co-operation, including the furnishing of documents and information and the execution of registered user documentation or the like, as may be required to give effect to any action as may be taken, or required to be taken, by Elan. In taking any such action, Elan shall consider the legitimate commercial interests of the Company.

     11.7. New trademarks used in relation to the Elan Technology and all registrations thereof and applications therefor shall be owned and registered by Elan and shall constitute Elan Trademarks.

12.  TERM AND TERMINATION

     12.1. This Agreement is concluded for a period commencing as of the Effective Date and expiring on a Elan Royalty Product by Elan Royalty Product basis and on a country by country basis on the later to occur of :

            12.1.1. 15 years starting from the date of execution hereof; and

            12.1.2. the date of expiration of the last to expire patent included in the Elan Patents that claims such Elan Royalty Product; (the "TERM").

     12.2. If this Agreement is not earlier terminated in accordance with this Clause 12, at the end of the Term for each country of the Territory, the Company shall have a paid-up non-exclusive licence to the Elan Technology for the Field in such country and the parties shall negotiate in good faith as to which of the terms of this Agreement shall continue in full force and effect, should the Company wish to continue to have rights hereunder, provided that the parties agree that Clauses 7.1, 7.2, 12.3.2, 12.4 and 12.5 shall not continue in force or effect.

     12.3.1. For the purpose of this Clause 11.3, a "RELEVANT EVENT" is committed by Elan or the Company if:

          (i) it commits a material breach of one of its material obligations under this Agreement and fails to remedy such breach within 60 days of being specifically required in writing to do so by the other Party; provided, however, that if the breaching Party has proposed a course of action to rectify the breach and is acting in good faith and with due diligence to rectify same but has not cured the breach by the 60th day, such rectifying period shall be extended by an amount of time as is reasonably necessary to permit the breach to be rectified;

          (ii) it ceases, wholly or substantially, to carry on its business, other than for the purpose of a reorganization, without the prior written consent of Elan in the case of the Company, or the Company in the case of Elan (such consent not to be unreasonably withheld);

         (iii) the voluntary appointment of a liquidator, receiver, administrator, examiner, trustee or similar officer over all or substantially all of its assets under the laws of its state or country of incorporation; or

          (iv) an application or petition for bankruptcy, corporate reorganization, composition, administration, examination, arrangement or any other procedure similar to any of the foregoing under the laws of its state or country of incorporation, is filed, and is not discharged within 90 days.

       12.3.2. If Elan commits a Relevant Event, the Company shall have in addition to all other legal and equitable rights and remedies hereunder, the right to terminate this Agreement upon 30 days' written notice; provided, that such written notice be given within 60 days following the date that the Company becomes aware of the Relevant Event.

               If the Company commits a Relevant Event, Elan shall have in addition to all other legal and equitable rights and remedies hereunder, the right to terminate this Agreement upon 30 days' written notice; provided, that such written notice be given within 60 days following the date that Elan becomes aware of the Relevant Event.

     12.4. In the event that a [****] shall, directly or indirectly[****] or otherwise [****] shall be entitled to forthwith [****] to [****].

     12.5. Upon a termination coming into effect after an exercise of those rights of termination as specified in this Clause 12 or elsewhere within the Agreement, this Agreement shall, subject to the other provisions of the Agreement, automatically terminate forthwith and be of no further legal force or effect.

     12.6. Upon termination of the Agreement (but not for an expiration, for which Clause 12.2 shall apply)


_____________

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          12.6.1. except as expressly provided for under Clause 12.6.2 all rights, licenses and sublicenses granted in and pursuant to this Agreement shall cease for the Territory or for such particular country or countries in the Territory (as the case may be). Following such termination, the Company may not thereafter, except as expressly provided for in Clause 12.6.2, use in the Territory or in such particular country or countries in the Territory (as the case may be) (a) any Subsisting Elan Patents and improvements, (b) any Elan Know-How that remains confidential or otherwise proprietary to Elan, and/or (c) any Elan Trademark; and

          12.6.2. the Company shall promptly make an accounting to Elan of the inventory of the Elan Royalty Product which it has in the Territory or for such particular country or countries in the Territory (as the case may be), if any, as of the date of such termination and the Company shall thereafter have the right for a period of six (6) months after said termination to sell such inventory of the Elan Royalty Product in the Territory or in such particular country or countries in the Territory (as the case may be) or, if appropriate and legally permissible, to transport such inventory of Elan Royalty Product for sale in another country or countries in the Territory within such six month period; provided that the Net Sales thereof shall be subject to the royalty provisions of Clause 7 and so payable to Elan. Thereafter, any remaining inventory of Elan Royalty Product shall be disposed of by mutual agreement of the Parties in accordance with regulatory requirements.

     12.7.  Upon expiration or termination of the Agreement:

            12.7.1. any sums that were due from the Company to Elan on Net Sales in the Territory or in such particular country or countries in the Territory (as the case may be) prior to the expiration or termination of this Agreement as set forth herein shall be paid in full within 60 days of the expiration or termination of this Agreement for the Territory or for such particular country or countries in the Territory (as the case may be);

            12.7.2. all confidentiality provisions set out herein shall remain in full force and effect;

            12.7.3. the rights of inspection and audit set out in Clause 8 shall continue in force for a period of one year;

            12.7.4. Elan shall retain all rights to the Elan Technology and improvements to the Elan Technology;

            12.7.5. the Company shall retain all rights to the Company Technology and improvements to the Company Technology;

            12.7.6. rights of permitted third party sublicensees in and to the Elan Technology and the Company Technology shall survive the termination of the license;

                     and Endorex and Elan shall in good faith agree upon the form most advantageous to Elan and Endorex in which the rights of the sublicensor under any such sublicenses are to be held (which form may include continuation of the Company solely as the holder of such licenses or assignment of such rights to a third party or parties, including an assignment to both Elan and Endorex).

            12.7.7. the Company shall promptly make an accounting to Elan of the inventory of the Elan Royalty Product which it has in the Territory or for such particular country or countries in the Territory (as the case may be), if any, as of the date of such termination and the Company shall thereafter have the right for a period of six (6) months after said expiration or termination to sell such inventory of the Elan Royalty Product in the Territory or in such particular country or countries in the Territory (as the case may be) or, if appropriate and legally permissible, to transport such inventory of Elan Royalty Product for sale in another country or countries in the Territory within such six month period; provided that the Net Sales thereof shall be subject to the royalty provisions of Clause 7 and so payable to Elan. Thereafter, any remaining inventory of Elan Royalty Product shall be disposed of by mutual agreement of the Parties in accordance with regulatory requirements.

13.  WARRANTIES/INDEMNITIES

     13.1. Elan and EMT represents and warrants to the Company that to their respective best knowledge, after reasonable investigations:-

            13.1.1. Elan and EMT have the right to grant the licenses and rights granted herein;

            13.1.2. Schedule 1 contains a summary of the primary pending patent applications and issued patents comprising the Elan Patents existing as of the Effective Date;

            13.1.3. there are no agreements between Elan, EMT, NanoSystems or Sano and any Independent Third Parties that conflict with the rights granted by Elan in or pursuant to this Agreement,

     13.2. Elan represents and warrants to the Company that the Elan Patents listed in Schedule 1 are solely owned by Elan or EMT and are free and clear of encumbrances and liens.

     13.3. The Company represents and warrants to Elan that it has the sole, exclusive and unencumbered right to grant the licenses and rights herein granted to Elan and that it has not granted any option, license, right or interest in or to the Company Technology to any Independent Third Party which would conflict with the rights granted by this Agreement.

     13.4. Elan represents and warrants to the Company as of the date of the Effective Date:-

            13.4.1.  [****];

            13.4.2.  [****]; and

            13.4.3.  [****].

     13.5. In addition to any other indemnifications provided for herein, Elan shall indemnify and hold harmless the Company and its Affiliates and their respective employees, agents, partners, officers and directors from and against any claims, losses, liabilities or damages (including reasonable attorney's fees and expenses) incurred or sustained by the Company arising out of or in connection with any breach of any representation, covenant, warranty or obligation by Elan or EMT hereunder.

     13.6. In addition to any other indemnifications provided for herein, the Company shall indemnify and hold harmless Elan and its Affiliates and their respective employees, agents, partners, officers and directors from and against any claims, losses, liabilities or damages (including reasonable attorney's fees and expenses) incurred or sustained by Elan arising out of or in connection with any breach of any representation, covenant, warranty or obligation by the Company hereunder.

     13.7. The Company shall assume the sole and entire responsibility and shall indemnify and save harmless Elan from any and all claims, liabilities, expenses, including reasonable attorney's fees, responsibilities and damages by reason of any claim, proceedings, action, liability or injury arising out of any faults of the Elan Royalty Products resulting from the transport, packaging, storage, handling, distribution, marketing or sale of the Elan Royalty Products by the Company, to the extent that it was caused by the negligence or wrongful acts or omissions on the part of the Company.

     13.8. As a condition of obtaining an indemnity in the circumstances set out above, the Party seeking an indemnity shall:

            13.8.1. fully and promptly notify the other Party of any claim or proceeding, or threatened claim or proceeding;

            13.8.2. permit the indemnifying Party to take full care and control of such claim or proceeding;

            13.8.3. co-operate in the investigation and defence of such claim or proceeding;

_____________

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          13.8.4. not compromise or otherwise settle any such claim or proceeding or make any formal written admission in the course of proceedings without the prior written consent of the other Party, which consent shall not be unreasonably withheld conditioned or delayed; and

          13.8.5. take all reasonable steps to mitigate any loss or liability in respect of any such claim or proceeding.

     13.9. [****] NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NONE OF THE PARTIES SHALL BE LIABLE TO THE OTHERS BY REASON OF ANY REPRESENTATION OR WARRANTY, CONDITION OR OTHER TERM OR ANY DUTY OF COMMON LAW, OR UNDER THE TERMS OF THIS AGREEMENT, FOR ANY CONSEQUENTIAL, INDIRECT OR INCIDENTAL LOSS OR DAMAGE (WHETHER FOR LOSS OF PROFIT OR OTHERWISE) AND WHETHER OCCASIONED BY THE NEGLIGENCE OF THE RESPECTIVE PARTIES, THEIR EMPLOYEES OR AGENTS OR OTHERWISE.

14.  INSURANCE

     14.1. Elan shall maintain comprehensive general liability insurance, including product liability insurance on the Elan Royalty Products manufactured and/or sold by Elan in such prudent amount as shall be determined by the Management Committee. Elan shall provide the Company with a certificate from the insurance company verifying the above and undertakes to notify the Company directly at least 30 days prior to the expiration or termination of such coverage. Elan shall also provide the Company with a vendor's certificate substantially in a form to be agreed between the Parties.

     14.2. The Company shall maintain comprehensive general liability insurance, including product liability insurance on Elan Royalty Products manufactured and/or sold by the Company that incorporate intellectual property licensed hereunder by Elan in such prudent amount as shall be determined by the Management Committee. The Company shall provide Elan with a certificate from the insurance company verifying the above and undertakes to notify Elan 30 days prior to the expiration or termination of such coverage.



_____________

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.  IMPOSSIBILITY OF PERFORMANCE - FORCE MAJEURE

     15.1. Neither Party to this Agreement shall be liable for delay in the performance of any of its obligations hereunder if such delay results from causes beyond its reasonable control, including, without limitation, acts of God, fires, strikes, acts of war, or intervention of a government authority, non availability of raw materials, but any such delay or failure shall be remedied by such Party as soon as practicable.

16.  SETTLEMENT OF DISPUTES; PROPER LAW

     16.1. The Parties will attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives of the Parties, failing which the Parties shall invoke the dispute resolution provisions set forth in Clause 15 of the Development Agreement.

     16.2. This Agreement shall be governed by and construed in accordance with the laws of New York and subject to the provisions of Clause 16.1, the Parties agree to submit to the jurisdiction of the courts of New York for the resolution of disputes hereunder, which the Parties have not otherwise agreed should be subject to the binding determination of an Expert or Panel, pursuant to the terms of this Agreement.

17.  ASSIGNMENT

     17.1. This Agreement may not be assigned by either Party without the prior written consent of the other, which consent in relation to the proposed assignment to an Affiliate of Elan or the Company, as the case may be, shall not be unreasonably withheld, conditioned or delayed.

18.  NOTICES

     18.1. Any notice to be given under this Agreement shall be sent in writing in English by registered mail, airmail, reputable courier or recorded delivery post, or telecopied (with a confirmation copy promptly sent by mail) to:

            if to Elan:          Elan Corporation, plc
                                 Lincoln House
                                 Lincoln Place
                                 Dublin 2, Ireland
                                 Telecopier: 353 1 662 4960
                                 Attention:  Vice President & General Counsel
                                             Elan Pharmaceutical Technologies

          with a copy to:        Brock Fensterstock Silverstein & McAuliffe LLC
                                 153 East 53rd Street
                                 56th Floor
                                 New York, New York  10022

                                 Telecopier: 1 212 371 5500
                                 Attention: David Robbins

          if to the Company:     Endorex Newco, Ltd.

                                 Clarendon House
                                 2 Church Street
                                 Hamilton, Bermuda
                                 Telecopier: 001 441 292 4720
                                 Attention:  Chairman

          with a copy to:        Brobeck, Phleger & Harrison LLP
                                 1633 Broadway
                                 47th Floor
                                 New York, New York 10019
                                 Telecopier: 1 212 586 7878
                                 Attention: Nigel Howard

          if to the Endorex:     Endorex Corporation
                                 900 Lake Shore Drive
                                 Lake Bluff, Illinois 60044
                                 Telecopier: 001 847 604 8570
                                 Attention:  President

          with a copy to:        Brobeck, Phleger & Harrison LLP
                                 1633 Broadway
                                 47th Floor
                                 New York, New York 10019
                                 Telecopier: 1 212 586 7878
                                 Attention: Nigel Howard

          if to Elan:            Elan Medical Technologies Ltd.
                                 Monksland
                                 Athlone
                                 Co. Westmeath, Ireland
                                 Telecopier: 353 1 662 4960
                                 Attention:   Vice President & General Counsel
                                              Elan Pharmaceutical Technologies

          with a copy to:        Brock Fensterstock Silverstein & McAuliffe LLC
                                 153 East 53rd Street
                                 56th Floor
                                 New York, New York  10022
                                 Telecopier: 1 212 371 5500
                                 Attention: David Robbins

          or to such other address(es) as may from time to time be notified by any Party to the others hereunder.

     18.2. Any notice sent by mail shall be deemed to have been delivered within 7 working days after dispatch, any notice sent by reputable courier shall be deemed to have been delivered within 2 working days after dispatch and any notice sent by telecopy shall be deemed to have been delivered within 24 hours of the time of the dispatch. Notices of change of address shall be effective upon receipt.

19.  MISCELLANEOUS CLAUSES

     19.1. No waiver of any right under this Agreement shall be deemed effective unless contained in a written document signed by the Party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed to be a waiver of any other breach or failure to perform or of any other right arising under this Agreement.

     19.2. If any provision in this Agreement is agreed by the Parties to be, or is deemed to be, or becomes invalid, illegal, void or unenforceable under any law that is applicable hereto, (i) such provision will be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the Parties, it will be deleted, with effect from the date of such agreement or such earlier date as the Parties may agree, and (ii) the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired or affected in any way.

     19.3. The Parties shall use their respective reasonable endeavors to ensure that the Parties and any necessary Independent Third Party shall do, execute and perform all such further deeds, documents, assurances, acts and things as any of the Parties hereto may reasonably require by notice in writing to the other Party or such Independent Third Party to carry out the provisions of this Agreement.

     19.4. This Agreement shall be binding upon and enure to the benefit of the Parties hereto, their successors and permitted assigns and sub-licensees.

     19.5. No provision of this Agreement shall be construed so as to negate, modify or affect in any way the provisions of any other agreement between the Parties unless specifically referred to, and solely to the extent provided, in any such other agreement. In the event of a conflict between the provisions of this Agreement and the provisions of the Development Agreement, the terms of the Development Agreement shall prevail unless this Agreement specifically provides otherwise.

     19.6. No amendment, modification or addition hereto shall be effective or binding on either Party unless set forth in writing and executed by a duly authorized representative of each Party.

     19.7. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute this Agreement.

     19.8. Each of the Parties undertake to do all things reasonably within its power which are necessary or desirable to give effect to the spirit and intent of this Agreement.

     19.9. Each of the Parties hereby acknowledges that in entering into this Agreement it has not relied on any representation or warranty save as expressly set out herein or in any document referred to herein.

     19.10. Nothing contained in this Agreement is intended or is to be construed to constitute Elan and the Company as partners, or Elan as an employee of the Company, or the Company as an employee of Elan. Neither Party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Independent Third Party.

IN WITNESS THEREOF the Parties hereto have executed this License Agreement in quadruplicate.


SIGNED BY
For and on behalf of
ELAN CORPORATION, PLC

/s/ Liam Daniel

SIGNED BY
For and on behalf of
ELAN MEDICAL TECHNOLOGIES LTD.

/s/ Liam Daniel

SIGNED BY
For and on behalf of
ENDOREX CORPORATION

/s/ Michael S. Rosen
President and Chief Executive Officer

SIGNED BY
For and on behalf of
ENDOREX NEWCO, LTD.

/s/ Michael S. Rosen
Chairman

                                  SCHEDULE 1

                                 ELAN PATENTS

                                 See attached

                      MEDIPAD(R) SYSTEM PATENT PORTFOLIO

                    INTRADERMAL DRUG DELIVERY DEVICE [****]

COUNTRY          FILED           SERIAL NO.    STATUS
Australia         11/17/1994       10763/95     Issued

                              [****]
New Zealand       11/17/1994         276485     Issued
South Africa      11/18/1994        94/9185     Issued
Taiwan            11/15/1994       83110594     Issued
United States     01/18/1994     08/183,482     Issued

                              [****]


_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                       MEDICAMENT DELIVERY DEVICE [****]

                  (VIAL ON BOARD AND NEEDLE ON THE PERIPHERY)

COUNTRY            FILED          SERIAL NO.         STATUS
                                    [****]

Ireland            09/11/1995         950702         Issued

                                    [****]
South Africa       09/05/1996        96/7502         Issued

                                    [****]
United States      09/11/1996     60/003,673         Expired
                   09/06/1996      5,814,020         Issued

                                    [****]


_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                      MEDICAMENT CONVERSION SYSTEM [****]
                           LYOPHILIZED DRUG SYSTEM I

COUNTRY                 FILED                 SERIAL NO.      STATUS
                                    [****]

South Africa            09/07/1995            96/7444         Issued

                                    [****]
United States           09/07/1995            60/003,559      Expired
                        09/06/1996            08/709,486      Pending

                                    [****]

--------------------------------------------------------------------------------

                  CARTRIDGE-BASED DRUG DELIVERY DEVICE[****]

                               (BOLUS MEDIPAD I)

COUNTRY             FILED                 SERIAL NO.         STATUS
                                    [****]

South Africa        12/10/1996            96/10374           Issued
Taiwan              02/11/1997            86101675           Issued

                                    [****]


_____________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                            DELIVERY NEEDLE [****]

COUNTRY               FILED             SERIAL NO.          STATUS
                                    [****]

South Africa          06/09/1997               97/5065      Issued
Taiwan                07/19/1997              86110263      Published
United States         06/13/1996            60/019,714      Expired[****]
WIPO                  06/04/1997        PCT/IE97/00041      Published

(Australia, Brazil, Canada, China, Czech Republic, Hungary, Israel, Norway, New Zealand, Poland, Russian Federation, Ukraine, United States of America, EP)

                                    [****]


_______________
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 2

                                ELAN TRADEMARKS

                                 See attached

                    MEDIPAD(R) AND ELAN TRADEMARK PORTFOLIO

                                  ELAN & LOGO

-----------------------------------------------------------------------------------------------------------
COUNTRY               REG./APPL. NO.      REG./FILING DATE          STATUS           INTL. CLASS(ES)
-----------------------------------------------------------------------------------------------------------
Denmark                   VA 00147 1994             01/05/94      Pending                             5,10
-----------------------------------------------------------------------------------------------------------
Finland                          140765             11/20/95      Registered                          5,10
-----------------------------------------------------------------------------------------------------------
France                         92400967           01/13/1992      Registered                          10,5
-----------------------------------------------------------------------------------------------------------
Ireland                          128883           08/18/1988      Registered                             5
-----------------------------------------------------------------------------------------------------------
Italy                            684515           07/25/1996      Registered                    10, 29, 30
                                                                                                         5
-----------------------------------------------------------------------------------------------------------
Japan                           4095230           12/19/1997      Registered                             5
-----------------------------------------------------------------------------------------------------------
Norway                           179263           01/23/1997      Registered                         10, 5
-----------------------------------------------------------------------------------------------------------
Sweden                           326479           03/06/1990      Registered                        05, 10
-----------------------------------------------------------------------------------------------------------
Switzerland                      408317           03/23/1993      Registered                             5
-----------------------------------------------------------------------------------------------------------
United States                 1,645,769           05/28/1991      Registered                             5
-----------------------------------------------------------------------------------------------------------

                                   ELAN LOGO

-----------------------------------------------------------------------------------------------------------
COUNTRY               REG./APPL. NO.      REG./FILING DATE          STATUS           INTL. CLASS(ES)
-----------------------------------------------------------------------------------------------------------
Denmark             VR 02/593 1994          04/22/1994             Registered           10, 5
-----------------------------------------------------------------------------------------------------------
Ireland                     128884           08/18/1998            Registered               5
-----------------------------------------------------------------------------------------------------------
Switzerland (B)            404.111           01/18/1993            Registered            10,5
Switzerland (A)            404.110           01/18/1993            Registered            10,5
-----------------------------------------------------------------------------------------------------------
United States            1,644,210           05/14/1991            Registered               5
-----------------------------------------------------------------------------------------------------------

                                    MEDIPAD

-----------------------------------------------------------------------------------------------------------
COUNTRY               REG./APPL. NO.      REG./FILING DATE          STATUS           INTL. CLASS(ES)
-----------------------------------------------------------------------------------------------------------
Ireland (A)                      163887           11/23/1994  Registered                             5
Ireland (B)                      163886           11/23/1994  Registered                            10
-----------------------------------------------------------------------------------------------------------
United Kingdom                  2003655           09/05/1997  Registered                         10, 5
-----------------------------------------------------------------------------------------------------------
United States                 2,183,377           08/25/1998  Registered                            10
-----------------------------------------------------------------------------------------------------------

                                  SCHEDULE 3

                       TYPE II TECHNOLOGICAL COMPETITOR

[****]



[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.